UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation )	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01	Other Events - Discover Growth Fund, LLC held in contempt by the United States District Court for the District of Nevada.

On July 18, 2019, the United States District Court for the District of Nevada (the “Federal District Court”) granted the motion of GBT Technologies Inc. (the “Company”) for a Preliminary Injunction against Discover Growth Fund, LLC (“DGF”) in connection with the action titled Gopher Protocol, Inc, a Nevada corporation, Plaintiff, vs. Discover Growth Fund, LLC, a US Virgin Islands limited liability company, Defendant; Case Number: 2:19-cv-01039. The Preliminary Injunction continued in effect the Federal District Court’s previously granted Temporary Restraining Order that enjoined DGF from selling, foreclosing upon, encumbering, dissipating, or otherwise transferring any of the Company’s assets.

Since the issuance of the Preliminary Injunction, the Company believes that DGF (in a series of its own actions that included Notices to increase reserves and a Notice of Conversion) has again violated the Preliminary Injunction. The most recent example is DGF’s October 24, 2019 delivery to the Company of a purported “Notice of Default and Notice of Sale of Collateral” (the “October 2019 Notice”). In the October 2019 Notice, DGF again declared that the Company was in default of the terms of the December 3, 2018 Securities Purchase Agreement (“SPA”) between the Company and DGF. In the October 2019 Notice, DGF purported to declare all of the Company’s obligations under the SPA immediately due and payable and establish 10:00 a.m. Eastern Time on Monday, December 2, 2019, St. Thomas, The Virgin Islands, as the date on which DGF intended to sell and dispose of the collateral securing the Senior Secured Redeemable Convertible Debenture that were the subject of the SPA.

On November 13, 2019, Gopher filed an emergency motion for contempt against DGF for failure to comply with the Preliminary Injunction. On November 25, 2019, the Federal District Court

(i) granted the Company’s motion,

(ii) found DGF in civil contempt,

(iii) ordered that DGF immediately cancel the December 2, 2019, foreclosure sale,

(iv) ordered that DGF refrain from imposing any such additional sales,

(v) ordered that DGF refrain from serving any additional notices of default or notices of sale of collateral, until a final award is rendered in the parties’ arbitration, Gopher Protocol, Inc. v. Discovery Growth Fund, LLC (JAMS Ref. No. 1260005395), and

(v) ordered that the parties appear in at the Federal District Court on December 2, 2019 regarding appropriate sanctions for DGF’s violations and conduct.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBT TECHNOLOGIES INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: November 26, 2019

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